EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with this Quarterly Report of Morgan Creek Energy Corp. (the "Company") on Form 10-Q for the quarter ending March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Wilson, President/Chief Executive Officer and I, William D. Thomas, Chief Financial Officer, of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated: May 4, 2009

                                       /s/ PETER WILSON
                                       _________________________________________
                                           Peter Wilson
                                           President and Chief Executive Officer



Dated: May 4, 2009

                                      /s/ WILLIAM D. THOMAS
                                       _________________________________________
                                           William D. Thomas
                                           Chief Financial Officer